Exhibit No.                             Description
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
  99.3            Registration Rights Agreement, dated September 20, 2000, by and between IMSC and PAC.

                                                                    EXHIBIT 99.3

                          REGISTRATION RIGHTS AGREEMENT


                  THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made and entered into as of the 20th day of September, 2000, by and among PAC, INC., a Missouri corporation ("PAC") and INTERNATIONAL MENU SOLUTIONS CORPORATION, a Nevada corporation (the "Company").

                              W I T N E S S E T H:

                  WHEREAS, pursuant to that certain Securities Purchase Agreement dated as of September 20, 2000 (the "Purchase Agreement"), by and among PAC and the Company, the Holder has acquired 750,000 shares of the Common Stock (as defined below) and warrants to purchase up to an additional 500,000 shares of Common Stock; and

                  WHEREAS, pursuant to that certain Purchase Agreement, PAC and the Company additionally agreed that provided that if certain conditions set forth therein are met PAC would exchange its Unsecured Convertible Promissory Note dated May 30, 2000 in the aggregate principal amount of $300,000 issued by Great American Barbecue Company for additional shares of Common Stock (the "Note Exchange Shares"); and

                  WHEREAS, as a condition to closing the transactions contemplated by the Purchase Agreement, the parties agreed to execute and deliver this Agreement setting forth certain rights of PAC with respect to registration under the Securities Act of 1933, as amended, of such shares of Common Stock issued or issuable to PAC.

                  NOW, THEREFORE, in consideration of these premises, the covenants and agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereto agree as follows:


                                   ARTICLE 1

Registration of Registrable Securities

                  1.1 Certain Definitions. For purposes of this Agreement the following terms shall have the following meanings:

                           (a) "Act" means the U.S. Securities Act of 1933, as
amended, or any successor statute, and the rules and regulations of the Commission issued under the Act.


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
                           (b) "Affiliate" means, with respect to any Person,
any Person directly or indirectly controlling, controlled by, or under common control with such Person.

                           (c) "Commission" means the U.S. Securities and
Exchange Commission, or any other Federal agency then administering the Act.

                           (d) "Common Stock" shall mean shares of the Company's
Common Stock, $0.001 per value per share, and any stock or securities issued with respect to such Common Stock by reason of a stock dividend, stock split, combination of shares, recapitalization, reclassification, merger, consolidation, corporate reorganization or otherwise.

                           (e) "Exchange Act" means the Securities Exchange Act
of 1934, as amended, and any successor statute, and the rules and regulations of the Commission issued under the Exchange Act.

                           (f) "Holder" means (a) PAC, and (b) any other person
holding Registrable Securities to whom the registration rights set forth in this Agreement have been transferred pursuant to Section 1.6.

                           (g) "Participating Holder" means any Holder of any
Registrable Securities included in a registration.

                           (h) "Person" means any individual, corporation,
partnership, limited liability company, trust or any other incorporated or unincorporated entity or organization of any kind.

                           (i) "Prospectus" means the prospectus included in any
Registration Statement, as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by any Registration Statement and all other amendments and supplements to the prospectus, including post-effective amendments and all materials incorporated by reference in such prospectus.

                           (j) "Register," "registered" and "registration" refer
to a registration effected by preparing and filing a Registration Statement in compliance with the Act and the declaration or ordering of effectiveness of such Registration Statement;

                           (k) "Registrable Securities" means shares of Common
Stock issued or issuable to the Shareholder as Note Exchange Shares or pursuant to the Purchase Agreement and that certain Warrant, dated as of the date hereof issued by the Company to PAC to purchase up to 500,000 shares of the Common Stock; provided, however, that Registrable Securities shall cease to be Registrable Securities upon any sale pursuant to a Registration Statement or
Section 4(1) of the Act or Rule 144 (or any combination thereof), and provided, further, that, at such times as the entire block of


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
otherwise Registrable Securities may be sold by the holder thereof without any volume limitation, including without limitation by reason of aggregation or attribution, pursuant to Rule 144 or any successor rule, such block shall not be deemed to be Registrable Securities.

                           (l) "Registration Expenses" shall mean all reasonable
and customary expenses of the Company incident to performance of or compliance with this Agreement, including, without limitation: (i) all Commission, stock exchange or registration and filing fees; (ii) filings pursuant to the policy of the National Association of Securities Dealers, Inc. with respect to the review of corporate financing; (iii) all fees and expenses incurred in connection with compliance with state securities or "blue sky" laws (including reasonable fees and disbursements of counsel in connection with "blue sky" qualification of any of the Registrable Securities and the preparation of a Blue Sky Memorandum);
(iv) all expenses of any Persons in preparing or assisting in preparing, word processing, printing and distributing any Registration Statement, Prospectus, certificates and other documents relating to the performance of and compliance with this Agreement; and (v) the fees and disbursements of counsel for the Company and of the independent public accountants of the Company, including the expenses of any special audit or "comfort" letters required by or incident to such performance and compliance. Registration Expenses shall specifically exclude underwriting discounts and commissions relating to the sale or disposition of Registrable Securities by the Holders and transfer taxes, if any, relating to the sale or disposition of Registrable Securities by the Holders.

                           (m) "Registration Statement" means any registration
statement of the Company and any other entity required to be a registrant with respect to such registration statement pursuant to the requirements of the Act, including any Prospectus, and all amendments and supplements to any such registration statement, including post-effective amendments, and all exhibits and all material incorporated by reference in any such registration statement.

                           (n) "Rule 144" means Rule 144 under the Act (or any
successor rule that may be adopted by the Commission).

                           (o) "Rule 145" means Rule 145 under the Act (or any
successor rule that may be adopted by the Commission).

                           (p) "Rule 415" means Rule 415 under the Act (or any
successor rule that may be adopted by the Commission).

                           (q) "Rule 424" means Rule 424 under the Act (or any
successor rule that may be adopted by the Commission).

                           (r) "Shelf Registration" means a "shelf" registration
statement on an appropriate form pursuant to Rule 415.


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
                  1.2      Registration.

                           (a) Piggyback Registration. Following the date
hereof, if the Company proposes to register any of its Common Stock under the Act and the registration form to be used can be used to register the resale of the Common Stock (other than a Registration Statement (A) on Form S-8 or any successor form relating to securities issuable pursuant to any benefit plan; (B) on Form S-4, or any successor form relating to an exchange offer or relating to a transaction pursuant to Rule 145, or (C) on Form S-3 or any successor form with respect to securities registered in connection with dividend reinvestment plans or similar plans only), the Company shall, each such time, promptly give the Holders written notice of such determination to effect such a registration not later than 30 days prior to the anticipated date of initial filing with the Commission of the Registration Statement. At any time on or prior to September 22, 2000, the Holders shall be additionally entitled to request that the Registrable Securities be included in the Registration Statement on Form SB-2 filed by the Company on September 1, 2000. Upon the written request of the Holder given within 20 days after the date that the Company gives its notice, as part of the registration to which such notice relates, the Company shall use its best efforts to effect as expeditiously as possible the registration of all Registrable Securities that the Holders have requested to be registered.

                           (b) Demand Registration. In the event that (i) at any
time after the date hereof and prior to September 22, 2000, the Holders have made a request to be included in a registration by the Company pursuant to
Section 1.2(a) hereof, and (ii) the Company has not used its commercially reasonable best efforts to cause a registration statement to be filed and declared effective with respect to such registration on or prior to December 31, 2000, then at any time following December 31, 2000 the Holders of a majority of the Registrable Securities may in writing request registration under the Act of all or part of their Registrable Securities. Each request for registration shall state that it is being made pursuant to this Section 1.2(b) and shall specify the number of Registrable Securities requested to be registered. Within ten days after such notice has been given, the Company shall give written notice to all other Holders, if any, of such requested registration. Each such Holder shall have the right, by giving written notice to the Company within 30 days after the Company gives its notice, to elect to have included in such registration such of its Registrable Securities as such Holder may request in such notice of election. Upon a request for a Demand Registration, the Company shall use its best efforts to effect as expeditiously as possible but in any event prior to March 31, 2001 the registration, in accordance with Section 1.3, of all Registrable Securities which the Company has been requested to so register. The Company agrees that, during any period in which a Holder has requested a Demand Registration hereunder, the Company shall use its best efforts to cause the Company to qualify for use of Form S-3 or any other applicable short form registration statement with respect to the Registrable Securities. Each registration requested pursuant to this Section 1.2(b) is referred to herein as a "Demand Registration."

                           (c)      Limitations on Registrations.


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                                    (i) The Company shall not be required to
effect more than two Demand Registrations.

                                    (ii) If the Board of Directors of the
Company, acting in good faith, determines that the registration and distribution of Registrable Securities (or the use of the Registration Statement or related Prospectus) resulting from a Demand Registration would:

                                            (A) materially and adversely
interfere with any previously announced business combination transaction involving the Company pursuant to which the Company would issue, in connection with such transaction, shares of Common Stock; or

                                            (B) result in the premature
disclosure of any material pending financing, acquisition, corporate reorganization or any other corporate development involving the Company or any of its subsidiaries;

then, in either such event, the Company shall promptly give the Holders written notice of such determination. The Company shall thereupon have the right to delay the filing or the effectiveness (but not the preparation) of the Registration Statement for the Demand Registration for a reasonable period of time, but in no event more than 120 days after the date that the request for a Demand Registration was made; provided that in the event of such delay, the Holders of a majority of the Registrable Securities to be included in such Demand Registration will be entitled to withdraw such request and, if such request is withdrawn, such Demand Registration will not count as a Demand Registration, and responsibility for Registration Expenses incurred by the parties prior to such delay shall be allocated in accordance with Section 1.2(d). The Company may not exercise this right to delay a Demand Registration more than once during any period of twelve consecutive months.

                                    (iii) The obligation of the Company to
effect a Piggyback Registration or Demand Registration hereunder shall be subject to all applicable regulations promulgated under the Act and Commission interpretations thereof which may restrict or limit the number of shares which may be registered for resale by Affiliates of the Company. In the event that, on or following the date of any request or demand for registration hereunder, the Holders shall be or shall become an Affiliate of the Company as defined under the Act, the regulations promulgated thereunder or Commission interpretations thereof (whether by virtue of the Holder's beneficial ownership of securities, representation on the Company's Board of Directors or otherwise), the Registrable Securities to be included in the registration shall be reduced in such amount as is necessary for the securities offered by all Affiliates participating in such registration to comply with such regulations under the Act and all Commission interpretations thereof.

                                    (iv) The obligations of the Company to
effect a Piggyback Registration or Demand Registration hereunder shall be subject to all prior


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
registration or other contractual rights of third parties, including any rights in respect of priority for inclusion in a registration of securities by the Company.

                           (d) Expenses of Registration. All Registration
Expenses incurred in connection with a Registration Statement filed pursuant to
Section 1.2(a) or (b) hereof shall be borne by the Company. Underwriting discounts and commissions relating to the sale or disposition of Registrable Securities by the Holders and transfer taxes, if any, relating to the sale or disposition of Registrable Securities by the Holders, all shall be borne by the Holders. The cost of preparing all documents incorporated by reference or otherwise required to be prepared in the ordinary course of the Company's business shall be borne by the Company. Expenses to be borne by the Holders shall be allocated to each Holder in the same proportion as the amount of Registrable Securities owned by such Holder which are included in the Registration bears to the amount of Registrable Securities owned by all Holders which are included in the Registration.

                  1.3 Registration Procedures. The Company's obligations hereunder shall include the following, to be effected as expeditiously as reasonably possible:

                           (a) prepare and file with the Commission the
Registration Statement or an amendment thereto with respect to such Registrable Securities on any form for which the Company then qualifies or that counsel for the Company shall deem appropriate, and which form shall be available for the sale of the Registrable Securities in accordance with the methods of distribution thereof intended by the Holders participating in such registration, and use its best efforts to cause such Registration Statement to become and remain effective;

                           (b) prepare and file with the Commission amendments
and post-effective amendments to such Registration Statement and such amendments and supplements to the Prospectus used in connection therewith as may be necessary to maintain the effectiveness of such registration or as may be required by the rules, regulations or instructions applicable to the registration form utilized by the Company or by the Act to keep such Registration Statement effective to permit the methods of distribution intended by the Holders participating in such registration for at least 270 days and cause the Prospectus as so supplemented to be filed pursuant to Rule 424, and to otherwise comply with the provisions of the Act with respect to the disposition of all securities covered by such Registration Statement in the manner reasonably requested by the Holders to be included in such registration until the earlier of (x) such time as all of the Registrable Securities have been disposed of in accordance with the intended methods of disposition, and (y) the expiration of six months following the effective date of the Registration Statement (it being understood that the Company at its option may determine to maintain such effectiveness for a longer period, whether pursuant to a Shelf Registration or otherwise); provided, however, that a reasonable time before filing a Registration Statement or Prospectus, or any amendments or supplements thereto (other than reports required to be filed by it under the Exchange Act), the Company shall furnish to the Holders and their respective counsel for review and comment, copies of all documents proposed to be filed;


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
                           (c) furnish to the Participating Holders such number
of conformed copies of such Registration Statement and of each amendment and post-effective amendment thereto (in each case including all exhibits) and such number of copies of any preliminary Prospectus, Prospectus or Prospectus supplement and such other documents as the Participating Holders may reasonably request in order to facilitate the disposition of the Registrable Securities by the Participating Holders (the Company hereby consenting to the use (subject to the limitations set forth in Section 1.3(i) hereof) of the Prospectus or any amendment or supplement thereto in connection with such disposition);

                           (d) use its best efforts to register or qualify the
sale of such Registrable Securities covered by such Registration Statement under such other securities or "blue sky" laws of such jurisdictions as the Participating Holders shall reasonably request, except that the Company shall not for any such purpose be required to (i) register or qualify the sale of such Registrable Securities in any state requiring "merit review" or in which the Common Stock would not qualify for registration by coordination or other notification procedure, (ii) qualify generally to do business as a foreign corporation in any jurisdiction where, but for the requirements of this Section 1.3(d), it would not be obligated to be so qualified, (iii) subject itself to taxation in any such jurisdiction, or (iv) to consent to general service of process in any such jurisdiction;

                           (e) notify the Participating Holders, at any time
when a Prospectus relating thereto is required to be delivered under the Act within the appropriate period mentioned in Section 1.3(b) hereof, of the Company's becoming aware that the Prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and, at the request of any Participating Holder, prepare and furnish to such Participating Holder a reasonable number of copies of an amendment or supplement to such Registration Statement or related Prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

                           (f) notify the Participating Holders as soon as
possible:

                                    (i) when the Prospectus or any Prospectus
supplement or post-effective amendment has been filed, and, with respect to the Registration Statement or any post-effective amendment, when the same has become effective;

                                    (ii) of any request by the Commission for
amendments or supplements to the Registration Statement or the Prospectus or for additional information;


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
                                    (iii) of the issuance by the Commission of
any stop order suspending the effectiveness of the Registration Statement or any order preventing the use of a related Prospectus, or the initiation (or any overt threats) of any proceedings for such purposes; and

                                    (iv) of the receipt by the Company of any
written notification of the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation (or overt threats) of any proceeding for that purpose;

                           (g) in the event of the issuance of any stop order
suspending the effectiveness of the Registration Statement or of any order suspending or preventing the use of any related Prospectus or suspending the qualification of any Registrable Securities included in the Registration Statement for sale in any jurisdiction, the Company shall use all commercially reasonable efforts promptly to obtain its withdrawal;

                           (h) the Participating Holders shall furnish the
Company with such information regarding the Participating Holders and pertinent to the disclosure requirements relating to the registration and the distribution of such securities as the Company may from time to time reasonably request in writing; and

                           (i) the Participating Holders shall, upon receipt of
any notice from the Company of the happening of any event of the kind described in Section 1.3(e) hereof, forthwith discontinue disposition of Registrable Securities pursuant to the Prospectus or Registration Statement covering such Registrable Securities until the Participating Holders shall have received copies of the supplemented or amended Prospectus contemplated by Section 1.3(e) hereof, and, if so directed by the Company, the Participating Holders shall deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in the Participating Holders' possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice.

                  1.4 Black-Out Period Agreement. In consideration for the Company agreeing to its obligations under this Agreement, the Holders agree in connection with any registration of the Company's securities (other than pursuant to a Registration Statement (A) on Form S-8 or any successor form relating to securities issuable pursuant to any benefit plan; (B) on Form S-4, or any successor form relating to an exchange offer or relating to a transaction pursuant to Rule 145 under the Act; or (C) on Form S-3 or any successor form with respect to securities registered in connection with dividend reinvestment plans and similar plans only) that, upon the request of the underwriters managing any underwritten offering of the Company's securities, not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any of the Common Stock (other than those included in the registration) without the prior written consent of such underwriters for up to 180 days after the effective date of such registration. The restrictions in this
Section 1.4 shall not prevent a Holder from selling shares of Common Stock purchased by it in the public markets, provided that such


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
Holder is not in a net short position with respect to publicly tradable Common Stock or other derivative securities with respect thereto at any time during such 180-day period.

                  1.5 Rule 144 Reporting. With a view toward making available to Holder the benefits of certain rules and regulations of the Commission that may permit the sale of the Common Stock to the public without registration, the Company agrees to use its best efforts to:

                           (a) make and keep current public information
available, within the meaning of Rule 144 or any similar or analogous rule promulgated under the Act;

                           (b) file with the Commission, in a timely manner, all
reports and other documents required of the Company under the Act and the Exchange Act; and

                           (c) so long as any Holder owns any Registrable
Securities, furnish to such Holder forthwith upon request, a written statement by the Company as to its compliance with the reporting requirements of Rule 144, the Act and the Exchange Act; a copy of the most recent annual or quarterly report of the Company; and such other reports and documents as such party may reasonably request in availing itself of any rule or regulation of the Commission allowing it to sell any such securities without registration.

                  1.6. Transfer of Registration Rights. The registration rights of any Shareholder under this Agreement may not be transferred except by Holder to any Affiliate of the Holder to whom any of the shares owned by the Holder are transferred; provided, however, that (i) the Company is given written notice by such Shareholder at the time of such assignment and transfer stating the name and address of the transferee and identifying the securities with respect to which the rights under this Agreement are being assigned and transferred.

                  1.7.     Indemnification.

                           (a) In connection with any registration or
qualification of the Registrable Securities under this Agreement, (i) the Company shall indemnify and hold harmless each of the Holders, including but not limited to each Person, if any, who controls a Holder within the meaning of
Section 15 of the Act, against all losses, claims, damages, liabilities and expenses (including but not limited to reasonable expenses incurred in investigating, preparing and defending against any claim) to which a Holder or such controlling person may become subject under the Act, the Exchange Act or otherwise, insofar as the same arise out of or are based upon or are caused by any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) furnished pursuant to this Agreement or insofar as the same arise out of or are based upon or are caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses are ultimately determined to have arisen out of or were based upon or were caused by (A) the failure by any Holder to comply with the provisions of Section 1.3(i) hereof, or (B) any untrue statement or alleged untrue statement or omission or alleged omission based upon written information furnished to the Company by or on behalf of any Holder or any such control person for inclusion in any Registration Statement or Prospectus (and any amendments or supplements thereto), and (ii) each Holder, severally and not jointly, shall indemnify the Company, its affiliates, any person who signed any Registration Statement, and their respective officers, directors and control persons against all such losses, claims, damages, liabilities and expenses (including but not limited to reasonable expenses incurred in investigating, preparing and defending against any claim) insofar as the same are ultimately determined to have arisen out of or were based upon or were caused by (A) the failure by any Holder to comply with the provisions of Section 1.3(i) hereof, or
(B) any such untrue statement or alleged untrue statement or any such omission or alleged omission based upon written information furnished to the Company by or on behalf of such Holder or any such control person for the inclusion in any Registration Statement or Prospectus (and any amendments or supplements thereto).

                           (b) Promptly upon receipt by a party indemnified
under this Agreement of notice of the commencement of any action against such indemnified party in respect of which indemnity or reimbursement may be sought against any indemnifying party under this Agreement, such indemnified party shall notify the indemnifying party in writing of the commencement of such action, but the failure so to notify the indemnifying party shall not relieve it of any liability which it may have to any indemnified party otherwise than under this Agreement unless such failure shall materially and adversely affect the defense of such action. In case notice of commencement of any such action shall be given to the indemnifying party as above provided, the indemnifying party shall be entitled to participate in and, to the extent it may wish, jointly with any other indemnifying party similarly notified, to assume the defense of such action at its own expense, with counsel chosen by it and reasonably satisfactory to such indemnified party. The indemnified party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel (other than reasonable expenses incurred in investigating, preparing and defending against any claim) shall be paid by the indemnified party unless (a) the indemnifying party agrees to pay the same,
(b) the indemnifying party fails to assume the defense of such action with counsel reasonably satisfactory to the indemnified party (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party), or (c) the named parties to any such action (including any impleaded parties) have been advised by such counsel that representation of such indemnified party and the indemnifying party by the same counsel would be inappropriate under applicable standards of professional conduct (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party). In the event that either of the circumstances described in clauses (b) and (c) of the sentence immediately preceding shall occur, the indemnified party shall have the right to select a separate counsel and to assume such legal defense and otherwise to participate in the defense of any such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred. No indemnifying party shall be liable for any settlement entered into without its consent, which consent shall not be unreasonably withheld or delayed.


                                   ARTICLE 2

                                 Miscellaneous

                  2.1 Notices. Any notice, request, demand, waiver, consent, approval, or other communication which is required or permitted to be given to any party hereunder shall be in writing and shall be deemed given only if delivered to such party personally or sent to such party by reputable overnight courier service or by registered or certified mail (return receipt requested), with postage and registration or certification fees thereon prepaid, or delivered by facsimile transmission with receipt confirmed and concurrent first class mailing, addressed to the party at its address set forth below:

         In the case of Company:

                  International Menu Solutions Corporation
                  350 Creditstone Road
                  Concord, Ontario L4K 3Z2
                  Canada
                  Attn: Michael Steele, President
                  Telephone: (416) 366-6368
                  Fax: (905) 760-9443

         With a copy to:

                  Thomas D. Beynon, Q.C.
                  McCarter Grespan Robson Beynon Thompson LLP
                  675 Riverbend Drive
                  Kitchener, Ontario N2K 3S3
                  Canada
                  Telephone: (519) 571-8800
                  Fax:  (519) 742-1841

         And with a copy to:

                  Thompson Coburn LLP
                  One Firstar Plaza
                  St. Louis, Missouri  63101
                  Attention:  Thomas A. Litz
                  Telephone: (314) 552-6072
                  Fax:  (314) 552-7072


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
         In the case of PAC:

                  PAC, Inc.
                  160 Chesterfield Industrial Blvd.
                  Chesterfield, Missouri  63005
                  Attention:  Mark Dunham
                  Telephone: (636) 537-5348
                  Fax:  (636) 537-3350

         With a copy to:

                  Bryan Cave LLP
                  One Metropolitan Square
                  St. Louis, Missouri  63101
                  Attention:  Jon Dalton
                  Telephone: (314) 259-2000
                  Fax:  (314) 259-2020

or to such other address or person as any party may have specified in a notice duly given to the other party as provided herein. Such notice, request, demand, waiver, consent, approval or other communication shall be deemed to have been given as of the date so delivered.

                  2.2 Amendment and Waiver. The provisions of this Agreement may be amended or waived only upon the prior written consent of the Company and the Holders of a majority of the Registrable Securities.

                  2.3 Counterparts. This Agreement may be executed in two or more counterparts, all of which taken together shall constitute one instrument.

                  2.4 Binding on Successors and Assigns. Except as provided herein, no party may assign any of its rights or delegate any of its duties under this Agreement without the prior consent of the other party. This Agreement shall be binding upon, inure to the benefit of and be enforceable by and against the parties hereto and their respective successors and permitted assigns in accordance with the terms hereof.

                  2.5 Headings. The headings in the sections and subsections of this Agreement are inserted for convenience only and in no way alter, amend, modify, limit or restrict the contractual obligations of the parties.

                  2.6 Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.


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                  2.7 Entire Agreement; Law Governing. All prior negotiations and agreements between the parties hereto are superseded by this Agreement, and there are no representations, warranties, understandings or agreements other than those expressly set forth herein, except as modified in writing concurrently herewith or subsequent hereto. This Agreement shall be governed by and construed and interpreted according to the internal laws of the State of Missouri, determined without reference to conflicts of law principles.

                                      * * *

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.

                                             PAC:

                                             PAC, INC.


                                             By
                                               Name:
                                               Title:


                                             COMPANY:

                                             INTERNATIONAL MENU SOLUTIONS
                                             CORPORATION


                                             By
                                               Name:
                                               Title:



                                      -14-